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                                EXHIBIT 10.98

                         NON-QUALIFIED STOCK OPTION
                        AGREEMENT FOR CAMI WINIKOFF


     NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") dated as of the 2nd day of February, 1999 providing for the granting of an option by Trimark Holdings, Inc., a Delaware corporation (the "Company"), to CAMI WINIKOFF, an employee of the Company or of a subsidiary (the "Employee").

     The Board of Directors of the Company has duly adopted, and the stockholders of the Company have approved, the 1990 Stock Option and Stock Appreciation Rights Plan of Trimark Holdings, Inc., as amended from time to time (the "Plan"), which is incorporated herein by reference. Unless otherwise expressly stated, all defined terms herein shall have the same meaning ascribed to them in the Plan. In accordance with Paragraph 2 of the Plan, the Stock Option Plan Committee of the Board of Directors of the Company (the "Committee") has determined that the Employee is to be granted an option under the Plan to buy shares of the Company's common stock, par value $.001 (the "Shares"), on the terms and subject to the conditions hereinafter provided.

1. NUMBER OF SHARES, OPTION PRICE. The Company hereby grants to the Employee a non-qualified option (the "Option"), to purchase 36,000 Shares (the "Option Shares") at a price per Share (the "Option Price") of $4.50 on the terms and subject to the conditions set forth herein. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares covered hereby unless and until the Employee has paid the Option Price with respect thereto.

2.   PERIOD OF OPTION AND CONDITIONS OF EXERCISE.

a) The term of the Option shall commence on February 2, 1999(the "Date of Grant") and terminate upon the earlier of February 2, 2009 (the "Expiration Date") and the time at which the Option is completely terminated pursuant to
Section 3 or Section 4 hereof. Upon the termination of the Option, all rights of the Employee hereunder and under the Plan shall cease. Employee understands and agrees that the Option granted to her is intended to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and is subject to the express terms thereof and the interpretations of the Securities and Exchange Commission thereunder.


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b)   The Option, subject to the following provisions of this Section 2 and to
Section 3, shall become exercisable with respect to 50% of the Shares subject to such Option on January 13, 2001 and shall become exercisable with respect to an additional 50% of the Shares on January 13, 2002; PROVIDED, HOWEVER, that under the circumstances specified in Paragraph 9 of that certain employment agreement between Employee and Trimark Pictures, Inc. dated as of February 1, 1999 (the "Employment Agreement") the Option shall become immediately exercisable to the full extent of the original grant upon a Change of Control of the Company. For purposes of this Option Agreement and, as applicable, the Employment Agreement, a "Change of Control" shall mean the following:

           (i) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then outstanding voting securities; or

           (ii) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of either the then outstanding shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than fifty percent (50%) of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

     c) The Option may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased.

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     The right of the Employee to purchase Option Shares may be exercised in whole at any time or in part from time to time after and to the extent that the Option becomes exercisable and prior to the earlier of the Expiration Date and, as to any portion of the Option, the time at which such portion is terminated pursuant to Section 3 or Section 4. No partial exercise of the Option for less than ten (10) Option Shares is permissible.

3. TERMINATION OF EMPLOYMENT. Subject to Section 4 hereof, the Option (whether or not exercisable) shall terminate three (3) months after the Employee ceases to be a full-time employee of the Company or any of its subsidiaries; provided, however, that in the event of the Employee's termination for Cause (as defined below), the Option shall terminate immediately. Notwithstanding the foregoing provisions and Section 4, no portion of the Option that is unexercisable as of the date Employee ceases to be a full-time Employee of the Company or any of its subsidiaries shall thereafter become exercisable. For purposes of the Option Agreement, "Cause" means the engaging by the Employee in gross and willful misconduct involving a substantial and material obligation under an employment agreement between the Employee and the Company (or subsidiary) or, if no such employment agreement is in effect, Cause means Employee's negligence or misconduct or habitual failure or inability to perform his employment duties.

4. DEATH OR PERMANENT DISABILITY OF EMPLOYEE. If the Employee dies or becomes permanently disabled while the Employee is employed by the Company or one of its subsidiary corporations (as defined in Section 425(f) of the Code), the Option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner. During such period after death, such Option may, to the extent that it remained unexercised (but exercisable by the Employee according to the Option's terms) on the date of such death, be exercised by the person or persons to whom the rights under the Option shall pass by the Employee's will or by the laws of descent and distribution. The term "permanent disability" shall have the meaning set forth in the Company's disability policy then in effect, which shall allow Employee to receive disability benefits thereunder. If there is no disability policy in effect at the date of Employee's potential disability and Employee is unable to render services for a period of six consecutive months upon the determination of two physicians Board certified in the field of disability (in the case of dispute as to permanent disability), Employee shall be deemed to be permanently disabled.

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5.   NON-TRANSFERABILITY OF OPTION.  The Option and this Option Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Employee, only by the Employee, regardless of any community property interest therein of the spouse of the Employee, or such spouse's successors in interest. If the spouse of the Employee shall have acquired a community property interest in the Option, the Employee, or the Employee's permitted successors in interest, may exercise the Option on behalf of the spouse of the Employee or such spouse's successors in interest. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

6. EXERCISE OF OPTION. The Option shall be exercised as specified in Paragraph 6 of the Plan.

7. WITHHOLDING TAX. Upon the exercise of the Option, the Company shall have the right to require the Employee, and such Employee agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto and the Company shall not be obligated to issue certificates representing the Shares to be acquired through the exercise of such Options if the Employee fails to provide the Company with adequate assurance that the Employee will pay such amounts to the Company as herein required. Such withholding tax may be paid in accordance with the provisions of Paragraph 9 of the Plan.

8. HOLDING OF STOCK AFTER EXERCISE OF OPTION. By accepting the Option, Employee represents and agrees, for the Employee and the Employee's permitted transferees, that none of the Option Shares acquired upon exercise of the Option will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act by such person.

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a)   Employee acknowledges that in the event of the exercise of this Option, unless the Option Shares received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will constitute "restricted securities," as defined in Rule 144 promulgated under such Act, and agrees that such shares (a) may not be sold except in compliance with the applicable provisions of such Act and the rules and regulations promulgated thereunder, and (b) have been acquired for investment purposes, and not with a view to distribution. The Company may issue stop-transfer restrictions to its transfer agent with respect to the Option Shares. The certificate or certificate representing the Option Shares may in the discretion of the Committee bear the following legend:

     "No sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then in effect applicable to such shares."

9. NOTICES. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Employee at his or her address set forth below or such other address as he or she may designate in writing to the Company, or to Trimark Holdings, Inc., 2644 30th Street, Santa Monica, California 90405-3009, Attention: Secretary or such other address(es) as the Company may designate in writing to the Employee.

10. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

11. GOVERNING LAW. The Option Agreement shall be governed by and construed according to the laws of the State of Delaware.

12. ADJUSTMENTS UPON CERTAIN CHANGES. In the event of a transaction specified in Paragraph 15.1 of the Plan, the Board of Directors or the Committee shall, in order to prevent the dilution or enlargement of rights under this Option Agreement, make such adjustments in the number and type of Option Shares subject to the Option and the Option Price as may be determined to be appropriate and equitable. Adjustments made by the Board of Directors or

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Committee shall be final, binding and conclusive. No fractional shares of stock will be issued on any such adjustment.

13. TERMINATION. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the property or more than eighty percent of the then outstanding stock of the Company to another corporation, the Option granted hereunder shall terminate.

14. PROVISIONS OF THE PLAN. The Option provided for herein is granted pursuant to the Plan, and said Option and this Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Option Agreement solely by reference or are expressly cited herein. A copy of the Plan has been furnished to the Employee, and the Employee hereby acknowledges receipt thereof.

     IN WITNESS WHEREOF, the Company has executed this Option Agreement in duplicate on the day and year first above written.

                                   TRIMARK HOLDINGS, INC.


                                   BY:  ________________________
                                        TITLE

The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.


                                    /s/ Cami Winikoff
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                                   CAMI WINIKOFF


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                                   [ADDRESS]

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